James Advantage Funds
James Small Cap Fund

James Mid Cap Fund

James Long-Short Fund

Supplement to the Statement of Additional Information dated November 1, 2014

Supplement dated November 14, 2014

At a Special Meeting of Shareholders (the “Meeting”) of the James Advantage Funds (the “Trust”) held on November 10, 2014, Leslie L. Brandon, Anthony P. D’Angelo, and Richard C. Russell were re-elected and qualified, and Ronald D. Brown and Robert F. Chelle were elected and qualified to serve as Trustees of the Trust, effective immediately.  At a meeting of the Board of Trustees of the Trust held on November 12, 2014, Mr. Brown and Mr. Chelle were appointed to serve as members of the Audit Committee.

The following information amends and replaces in its entirety the information found in the section titled “TRUSTEES AND OFFICERS—INDEPENDENT TRUSTEES” beginning on page 33 of the Statement of Additional Information:

INDEPENDENT TRUSTEES
Name/Address*/Age	Position(s) Held With Funds/Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Leslie L. Brandon Age: 72	Trustee since 2003	Retired Partner, Ernst & Young LLP, Columbus, Ohio (1966 - 2000)	5	None
Anthony P. D’Angelo Age: 84	Trustee since 1997	Retired, Professor Emeritus, Graduate School of Logistics and Acquisitions Management, Air Force Institute of Technology, Wright-Patterson AFB, Ohio (Retired since 1999)	5	None

Richard C. Russell Age: 67	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), (2002 - present)	5	Director, Excellence in Motivation (1994 - present); Director, DRT Manufacturing, Co. (1999 - present)
Ronald D. Brown Age: 61	Service on Board contingent upon requested shareholder approval	Chief Operating Officer, The Armor Group (2013-Present); Chief Financial Officer, Makino Inc. (2010 - 2013); Managing Director, Taft Business Consulting LLC. (2009 - 2013); Chairman & Chief Executive Officer, Milacron Inc. (Retired since 2008)	5	Director of AO Smith Corporation (2001 - present); Board Trustee of University of Cincinnati (2013 - present); Director of Makino Inc. (2010 - 2013)
Robert F. Chelle Age: 66	Service on Board contingent upon requested shareholder approval	Entrepreneur-In- Residence and Founding Director of the L. William Crotty Center for Entrepreneurial Leadership at the University of Dayton (1999 – present)	5	Director of DRT Mfg. Co., The Siebenthaler Company, PNC Bank – Dayton Region, Prime Controls Mfg. Co. and School Outfitters; Trustee of The Entrepreneur’s Center – An Edison Business Incubator

*All Nominees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Xenia, Ohio, 45385.

1Each Nominee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his successor is duly elected and qualified.

The following information amends and replaces in its entirety the information found in the section titled “Information About Trustees’ Qualifications, Attributes and Skills to Serve on the Board” on pages 35-36 of the Statement of Additional Information:

Barry R. James ..  Mr. James is President and Chief Executive Officer of the Adviser.  He also serves as Chairman and Chief Executive Officer of James Capital Alliance.  Mr. James holds Chartered Financial Analyst and Chartered Investment Counselor certifications, as well as FINRA Series 6, 63 and 65 licenses.  Mr. James received a Bachelor of Science degree from the United States Air Force Academy and a Masters in Business Administration from Boston University.  The Trustees believe that Mr. James’ leadership training and management experience in the United States Air Force, experience as President and Chief Executive Officer of several companies, over 24 years’ experience in the investment advisory business and over 20 years’ experience in portfolio management and investment research make him well qualified to serve on the Board.

Leslie L. Brandon ..  Mr. Brandon retired as an audit partner of Ernst & Young (“E&Y”), where he worked for 34 years, 23 years of which as a partner.  Mr. Brandon was designated by E&Y’s national office as “National SEC Review Partner” and has extensive experience in practice with the U.S. Securities and Exchange Commission (“SEC”).  His clients included a majority of the SEC-registered clients in the Columbus, Ohio office of E&Y.  Mr. Brandon also led recruiting efforts for the Columbus office for much of his time at E&Y and served as Audit Partner-in-Charge of the Columbus office staff for several years.  Mr. Brandon holds a Bachelor of Science from The Ohio State University and a Masters in Business Administration from the University of Wisconsin.  The Trustees believe that Mr. Brandon’s extensive audit experience with SEC clients and his management experience with E&Y make him well qualified to serve on the Board.

Anthony P. D’Angelo ..  Dr. D’Angelo is a Professor Emeritus and former faculty member of the Air Force Institute of Technology-School of Systems and Logistics Graduate Program where he taught Finance, Accounting, Budgeting and Economics.  Dr. D’Angelo holds a Bachelors in Business Administration with a major in Marketing, a Masters in Business Administration with a major in Industrial Management, and a Doctorate in Business Administration with a major in Logistics Management and a minor in Operations Research.  Dr. D’Angelo’s dissertation, which was empirically and theoretically based, resulted in the development of management information systems for customer service-intensive industries.  Dr. D’Angelo also served as an officer in the United States Air Force for 28 years.  The Trustees believe that Dr. D’Angelo’s extensive academic experience in business administration and management experience in the United States Air Force make him well qualified to serve on the Board.

Richard C. Russell ..  Mr. Russell has been a Director on the Board of Excellence In Motivation since 1994 and a Director on the Board of DRT Manufacturing, Co. since 1999.  Mr. Russell also worked for 20 years with a private construction and real estate development firm based in Dayton, Ohio in the capacity of Chief Financial Officer and subsequently Chief Executive Officer.  In this role, Mr. Russell provided oversight of a $300 million construction operation and a $300 million real estate portfolio.  Mr. Russell is an experienced Chief Executive Officer, Chief Financial Officer and Director with proven leadership skills and a diverse background in both public and private companies.  Mr. Russell graduated from the University of Cincinnati and holds a Bachelors of Science in Accounting. Mr. Russell became a Certified Public Accountant in 1972. The Trustees believe that Mr. Russell’s experience in strategic planning, financial management, budgeting, fiscal reporting, communications, human resources, shareholder relations and board structure, policy development and decision making make him well qualified to serve on the Board.

Ronald D. Brown ..  Mr. Brown is the Chief Operating Officer of The Armor Group, a certified woman owned corporation which provides manufactured goods and services to a variety of industries.  He is the retired Chairman and Chief Executive Officer of Milacron Inc., a supplier of plastics processing and industrial fluids technologies with major manufacturing facilities in North America, Europe and Asia.  Mr. Brown also served as Chief Operating Officer and Chief Financial Officer of Milacron.  Mr. Brown has his Bachelor of Business Administration in Accounting from the University of Cincinnati and earned his Juris Doctor from the University of Dayton School of Law.  The Trustees believe that Mr. Brown’s experience in business, strategic planning, financial management, budgeting, accounting, communications, human resources, shareholder relations and board structure, policy development and decision making make him well qualified to serve on the Board.

Robert F. Chelle ..  Since 1999, Mr. Chelle has served as Entrepreneur-In-Residence and Founding Director of the L. William Crotty Center for Entrepreneurial Leadership at the University of Dayton, Dayton, Ohio.  Prior to this, from 1973 to 1996, Mr. Chelle owned and was President of High Voltage Maintenance Corporation (“HVM”).  HVM is a technical service company specializing in predictive testing, preventive maintenance and electrical engineering of power distribution systems.  HVM was sold to Emerson Electric Co. in October 1996, after which, from 1996 to 1999, Mr. Chelle remained as President and CEO of HVM.  The Trustees believe that Mr. Chelle’s experience in business, strategic planning, financial management, budgeting, fiscal reporting, communications, human resources, shareholder relations and board structure, policy development and decision making make him well qualified to serve on the Board.

The following information amends and replaces in its entirety the information found in the section titled “Trustees’ Compensation” beginning on page 36 of the Statement of Additional Information:

Name	Compensation from James Small Cap Fund	Compensation from James Long-Short Fund	Compensation from James Mid Cap Fund	Total Compensation from Trust*
Barry R. James	$0	$0	$0	$0
+ Leslie L. Brandon	$1,908.90	$194.47	$195.81	$34,700
+ Anthony P. D’Angelo	$1,796.55	$183.18	$184.54	$32,700
+ Richard C. Russell	$1,796.55	$183.18	$184.54	$32,700
+ Ronald D. Brown	$0	$0	$0	$0
+ Robert F. Chelle	$0	$0	$0	$0

+ Member of Audit Committee.  The Audit Committee is the only standing committee of the Board of Trustees.  The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent auditors and the full Board of Trustees.  The Audit Committee held four regularly scheduled meetings during the fiscal year ended June 30, 2014.

* Amounts shown include payments made to the Trustees in the fiscal year ended June 30, 2014.  The Trust does not pay any retirement benefits to the Trustees for their service.

Trustees’ Ownership of Trust Shares (as of December 31, 2013)

Trustee	Dollar Range of Equity Securities in James Small Cap Fund	Dollar Range of Equity Securities in James Long-Short Fund	Dollar Range of Equity Securities in James Mid Cap Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Barry R. James	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Anthony P. D’Angelo	None	$10,001—$50,000	None	Over $100,000
Leslie L. Brandon	None	None	None	Over $100,000
Richard C. Russell	None	Over $100,000	None	Over $100,000
Ronald D. Brown	None	None	None	None
Robert F. Chelle	None	None	None	None

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